Exhibit 10.16

AMENDMENT NO. 2 TO

FORWARD PURCHASE AGREEMENT

This second amendment (the “Amendment”) to that certain Forward Purchase Agreement (the “Agreement”) entered into as of October 5, 2017 and as amended by the first amendment thereto on December 15, 2017, between One Madison Corporation, a Cayman Islands exempted company (the “Company”), the party listed as the purchaser on the signature page hereof (the “Purchaser”) and, solely for the purposes of Section 7 of the Agreement, One Madison Group LLC (the “Sponsor”), is entered into as of January 5, 2018 pursuant to Section 10(l) of the Agreement.

Whereas the Purchaser has consented to the Company’s execution of that certain Strategic Partnership Agreement, dated on or about the date hereof, by and among the Company, BSOF Master Fund L.P., a Cayman Islands exempted limited partnership (“BSOF I”), BSOF Master Fund II L.P., a Cayman Island exempted limited partnership (“BSOF II”, and together with BSOF I, the “BSOF Entities”) and the Sponsor, and consummation of the transactions contemplated therein, including the proposed transfer of Class B Shares to the BSOF Entities.

Capitalized terms that are used herein, except as otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

In consideration of the mutual promises and covenants contained herein, the Company, the Sponsor and the Purchaser hereby agree as follows:

Section 4 of the Agreement shall be amended and restated in its entirety as follows:

“4. Right of First Refusal; Most Favored Nation. Subject to the terms and conditions of this Section 4, if, in connection with or prior to the Business Combination Closing, the Company proposes to issue any equity securities, or securities convertible into, exchangeable or exercisable for equity securities (including working capital loans to the Company to finance transaction costs in connection with an intended initial Business Combination to the extent they may be convertible at the option of the lender into warrants of the post-Business Combination entity (“Working Capital Loans”)), other than the Public Units (and their component Class A Shares (the “Public Shares”) and Public Warrants) and Excluded Securities (as defined below) (“New Equity Securities”), or offer or seek commitments for any New Equity Securities to backstop any such capital raise, the Company shall first make an offer of the New Equity Securities to the Purchaser in accordance with the following provisions of this Section 4:

(a) Offer Notice.

(i) The Company shall give written notice (the “Offering Notice”) to the Purchaser and the other Forward Contract Parties stating its bona fide intention to offer the New Equity Securities and specifying the number of New Equity Securities and the material terms and conditions, including the price, pursuant to which the Company proposes to offer the New Equity Securities and the applicable pro rata share of such New Equity Securities offered to the Purchaser pursuant to such Offering Notice.

(ii) The Offering Notice shall constitute the Company’s offer to sell the New Equity Securities to the Purchaser and the other Forward Contract Parties, which offer shall be irrevocable for a period of ten (10) Business Days (the “ROFR Notice Period”).

(b) Exercise of Right of First Refusal.

(i) Upon receipt of the Offering Notice, the Purchaser shall have until the end of the ROFR Notice Period to accept the Company’s offer to purchase all or a portion of its pro rata share of the New Equity Securities (provided, that such portion shall be at least 25% of such pro rata share of the New Equity Securities), based on the number of Forward Purchase Shares the Purchaser has agreed to purchase hereunder out of the sum of (A) the total number of Class A Shares that the Purchaser and other Forward Contract Parties have agreed to purchase at the FPS Closing plus (B) the number of Public Shares beneficially owned or held, directly or indirectly, by entities affiliated with The Blackstone Group L.P. (the “BSOF Entities”) at the time of receipt of the Offering Notice (which number shall not exceed the Ownership Cap for purposes of this calculation), by delivering a written notice (a “ROFR Notice”) to the Company stating that it accepts the Company’s offer to purchase such New Equity Securities on the terms specified in the Offering Notice. Any ROFR Notice so delivered shall be binding upon delivery and irrevocable by the Purchaser. As used herein, the “Ownership Cap” shall initially mean 4,000,000 Class A Shares; provided, that if the actual number of Public Units offered and sold in the IPO is less than 30,000,000 (without regard to any exercise of the over-allotment option), then the Ownership Cap shall be automatically reduced on a pro rata basis.

(ii) If the Purchaser does not deliver a ROFR Notice during the ROFR Notice Period, or if the Purchaser does not purchase its entire pro rata share of the New Equity Securities, the Purchaser shall be deemed to have waived all of the Purchaser’s rights to purchase the New Equity Securities (or a portion thereof, as applicable) offered pursuant to the Offering Notice under this Section 4. Thereafter, the Company shall, within five (5) Business Days after the expiration of the ROFR Notice Period, give an Offering Notice to all other Forward Contract Parties and the BSOF Entities who have delivered a ROFR Notice to the Company during the ROFR Notice Period accepting the Company’s initial offer to purchase the New Equity Securities, informing them that they have the right to increase the number of New Equity Securities that they have accepted pursuant to the initial ROFR Notice. Each such Forward Contract Party and the BSOF Entities shall then have two (2) Business Days (the “Subsequent Offering Period”) in which to accept such second offer, by giving notice of acceptance (the “Subsequent ROFR Notice”) to the Company prior to the expiration of the Subsequent Offering Period, as to the BSOF Entities’ and such Forward Contract Party’s pro rata share (based on the formula set forth in clause (i) above) of the Purchaser’s portion of the New Equity Securities not accepted pursuant to the initial Offering Notice to the Purchaser.

(iii) If any Forward Contract Party or the BSOF Entities does not deliver the Subsequent Offer Notice to the Company prior to the expiration of the Subsequent Offering Period, such Forward Contract Party or the BSOF Entities shall be deemed to have waived all of such party’s rights to purchase New Equity Securities in such second offer by the Company. The Company shall thereafter be free to sell or enter into an agreement to sell the Purchaser’s pro rata portion of such New Equity Securities (or a portion thereof, as applicable) to any third party (including any other Forward Contract Parties who accepted such second offer or the BSOF Entities) without any further obligation to the Purchaser pursuant to this Section 4 within the ninety (90) day period thereafter (and with respect to an agreement to sell, consummate such sale at any time thereafter) on terms and conditions not more favorable to the third party than those set forth in any Offering Notice. If the Company does not sell or enter into an agreement to sell the Purchaser’s pro rata portion (or a portion thereof, as applicable) of the New Equity Securities within such period, the rights provided hereunder shall be deemed to be revived and the New Equity Securities shall not be offered to any third party unless first re-offered to the Purchaser in accordance with this Section 4.

(c) Excluded Securities. For purposes hereof, the term “Excluded Securities” means Class B Shares (and Class A Shares and/or Class C Shares for which such Class B Shares are convertible) issued to the Sponsor prior to the IPO, private placement warrants issued by the Company to the Forward Contract Parties or the BSOF Entities in connection with the IPO for $1.00 per warrant for an aggregate of $8,000,000 (or $8,900,000 if the underwriters’ over-allotment option is exercised in full) and which have the same exercise price as the Warrants (“Private Placement Warrants”) issued pursuant to a private placement agreement between the Forward Contract Parties and the Company (the “Private Placement Warrant Agreement”), warrants issued upon the conversion of Working Capital Loans, any securities issued by the Company as consideration to any seller in the Business Combination, any Class A Shares, Class B Shares (and Class A Shares and/or Class C Shares for which such Class B Shares are convertible), Class C Shares (and Class A Shares for which such Class C Shares are convertible) and Forward Purchase Warrants issued pursuant to this Agreement, the Forward Contracts or that certain strategic partnership agreement between the Company, the Sponsor and the BSOF Entities.

(d) Additional Private Placements. Notwithstanding anything to the contrary contained herein, prior to the IPO, the Company will not issue or agree to issue any securities (other than Forward Purchase Securities in the amounts set forth in Section 3(l), Private Placement Warrants and the Public Units) without the Purchaser’s prior written consent.

Upon and after the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as modified and amended hereby.

(e) Most Favored Nation. Notwithstanding any other provision in this Section 4, the Company hereby agrees that, in connection with the issuance and sale of any New Equity Securities to the Forward Contract Parties and/or the BSOF Entities pursuant to the provisions of this Section 4 or otherwise, the Purchaser shall have the right to participate in such issuance and sale on at least the same terms and conditions (including with respect to price per security) as each other investor in such issuance and sale, including the BSOF Entities and any Forward Contract Party.

Paragraph 1 to Exhibit A of the Agreement shall be amended and restated in its entirety as follows:

“1. Within thirty (30) days after the Business Combination Closing (and, with respect to clause (y) below, within thirty days of the public announcement announcing the results of a shareholder vote relating to a Business Combination or the results of the offer made to the Company’s shareholders to redeem their shares in connection with the Business Combination, whichever is later (the “Disclosure Date”)), the Company shall use reasonable best efforts (i) to file a registration statement on Form S-3 for a secondary offering (including any successor registration statement covering the resale of the Registrable Securities a “Resale Shelf”) of (x) the Class A Shares and Warrants (and underlying Class A Shares) comprising the Forward Purchase Securities and the Class A Shares into which the Class B Shares are convertible, (y) any other Class A Shares and Warrants that may be acquired by the Purchaser after the date of this Agreement, including any time after the Business Combination Closing and (z) any other equity security of the Company issued or issuable with respect to the securities referred to in clauses (x) and (y) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization (collectively, the “Registrable Securities”) pursuant to Rule 415 under the Securities Act; provided, that if Form S-3 is unavailable for such a registration, the Company shall register the resale of the Registrable Securities on another appropriate form and undertake to register the Registrable Securities on Form S-3 as soon as such form is available, (ii) to cause the Resale Shelf to be declared effective under the Securities Act promptly thereafter, but in no event later than sixty (60) days following the Business Combination or the Disclosure Date, as the case may be, and (iii) to maintain the effectiveness of such Resale Shelf with respect to the Purchaser’s Registrable Securities until the earliest of (A) the date on which the Purchaser ceases to hold Registrable Securities covered by such Resale Shelf, (B) the date all of the Purchaser’s Registrable Securities covered by the Resale Shelf can be sold publicly without restriction or limitation under Rule 144 under the Securities Act and without the requirement to be in compliance with Rule 144(c)(1) under the Securities Act; and provided, further, with respect to Registrable Securities acquired after the Business Combination Closing, the Company shall only be obligated to amend the Resale Shelf or file a new registration statement that will constitute a Resale Shelf to include such Registrable Securities on two (2) occasions, each upon the written request of Purchaser with respect to at least 100,000 Registrable Securities.”

Paragraph 4 to Exhibit A of the Agreement shall be amended and restated in its entirety as follows:

4. At any time during which the Company has an effective Resale Shelf with respect to the Purchaser’s Registrable Securities, the Purchaser may make a written request (which request shall specify the intended method of disposition thereof) (a “Shelf Takedown Request”) to the Company to effect a sale, of all or a portion of the Purchaser’s Registrable Securities that are covered by the Resale Shelf, and the Company shall use commercially reasonable efforts to file a prospectus supplement (a “Shelf Takedown Prospectus Supplement”) for such purpose as soon as reasonably practicable following receipt of a Shelf Takedown Request. Following the closing of a Business Combination, the Purchaser may request that any such sale be conducted as an underwritten public offering (an “Underwritten Shelf Takedown”). The Company shall not be obligated to effect more than two Underwritten Shelf Takedowns. Purchaser acknowledges that, pursuant to the terms and conditions of forward purchase agreements among the Company, the Sponsor and other Forward Contract Parties (such agreements, as they relate to the rights of the Sponsor and other Forward Contract Parties set forth in paragraphs 3, 4 and 5 of this Exhibit A, not to be amended without the Purchaser’s prior written consent), each Other Forward Contract Party who purchased at least 1,000,000 Forward Purchase Shares and proposes to sell at least 500,000 Registrable Securities in the Underwritten Shelf Takedown, and each BSOF Entity who proposes to sell at least 200,000 Registrable Securities in the Underwritten Shelf Takedown (a “Requesting Holder”), shall have the right, pursuant to a timely Piggyback Request, to include securities that are covered by the Resale Shelf (“Requesting Holder Securities”) in the prospectus supplement relating to any Underwritten Shelf Takedown and Purchaser agrees to cooperate with the Company and such other Forward Contract Parties in furtherance thereof. If the underwriter(s) for any Underwritten Shelf Takedown advise the Company that marketing factors require a limitation on the number of securities that may be included in the Underwritten Shelf Takedown, the number of securities to be so included shall be allocated as follows: (i) first, to the Purchaser; and (ii) second, to the Requesting Holders based on the pro rata percentage of Requesting Holder Securities held by the Requesting Holders and requested to be included in the Underwritten Offering. It is understood that any other Forward Contract Party and BSOF Entity electing to include securities on an Underwritten Shelf Takedown proposed by Purchaser shall not have the ability to withdraw such securities from such offering without the consent of the Purchaser, it being understood that the terms of the offering may not be known at the time of such offering and that Purchaser shall have the sole discretion to approve such terms (and such other Forward Contract Party shall not have the right to make any determinations other than whether they wish to include their Requesting Holder Securities in the prospectus supplement). In this regard, by electing to include securities on such offering, such other Forward Contract Party and any BSOF Entity agrees to cooperate with the Company and the Purchaser in furtherance of such offering, including entering into such customary agreements and take all such actions (including supplying all reasonably requested information) within 48 hours of a reasonable request by the Company, underwriters or Purchaser.”

Section 6(a) of the Agreement shall be amended by adding the following as the last sentence of such provision.

“In addition, notwithstanding the foregoing, if, at any time during the Lock-up Period, the Company or the Sponsor consents to the release of the lock-up restrictions under the strategic partnership agreement applicable to securities beneficially owned by the BSOF Entities (the “Triggering Release”), then the provisions of this section shall be similarly waived to the same extent and on the same terms and conditions with respect to the Designated Percentage of such securities. For purposes of the foregoing sentence, “Designated Percentage” shall mean the percentage derived from dividing the number of securities being released as a result of the Triggering Release over the total number of such class of securities held by the BSOF Entities, multiplied by 100.”

This Amendment may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of Delaware applicable to contracts wholly performed within the borders of such state, without giving effect to the conflict of law principles thereof.

This Amendment is the joint product of the Company, the Sponsor and the Purchaser and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

PURCHASER:

Purchaser’s Name:

By:

By:
Name:
Title:

COMPANY:
ONE MADISON CORPORATION
By:
Name: Omar M. Asali
Title: Chairman and Chief Executive Officer

SPONSOR:
ONE MADISON GROUP LLC
By:
Name: Omar M. Asali
Title: Managing Member

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